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                                                                   Exhibit 10.bb
                                  $45,000,000

                            SKYWORKS SOLUTIONS, INC.

                     15% CONVERTIBLE NOTES DUE JUNE 30,2005
                 15% SENIOR CONVERTIBLE NOTES DUE JUNE 30,2005

                         REGISTRATION RIGHTS AGREEMENT

                                                                November 12,2002

Conexant Systems, Inc.
4311 Jamboree Road
Newport Beach, California 92660-3095

Dear Sirs:

         Skyworks Solutions, Inc., a Delaware corporation (the "COMPANY"), proposes to issue and deliver to Conexant Systems, Inc., a Delaware corporation ("Conexant"), upon the terms and conditions set forth in the Refinancing Agreement dated as of November 6,2002 by and between Conexant and the Company (the "REFINANCING AGREEMENT") $45,000,000 aggregate principal amount of its 15% Convertible Notes Due June 30,2005 (the "INTERIM CONVERTIBLE NOTES") which are exchangeable for an equal aggregate principal amount of 15% Senior Convertible Notes Due June 30,2005 (the "SENIOR CONVERTIBLE NOTES"). The Interim Convertible Notes and Senior Convertible Notes will be convertible into shares of common stock, par value $.25 per share, of the Company (the "COMMON STOCK") at the conversion price set forth therein (the "CONVERSION PRICE"). The Senior Convertible Notes will be issued pursuant to an Indenture (the "INDENTURE"), by and between the Company and a trustee to be reasonably agreed between the Company and Conexant (the "TRUSTEE"). As an inducement to Conexant to enter into the Refinancing Agreement, the Company agrees with Conexant, for the benefit of
(i) Conexant and (ii) the holders of the Senior Convertible Notes and the Common Stock issuable upon conversion of the Interim Convertible Notes and the Senior Convertible Notes (collectively, the "SECURITIES") from time to time until such time as the Securities have been sold pursuant to a Shelf Registration Statement (as defined below) (each of the forgoing, including Conexant, a "HOLDER" and collectively, the "HOLDERS"), as follows:

         1. Shelf Registration. (a) The Company shall, at its cost, prepare and, as promptly as practicable (but in no event more than 45 days after the date hereof) file with the Securities and Exchange Commission (the "COMMISSION") and thereafter use its commercially reasonable efforts to cause to be declared effective as soon as practicable a registration statement on Form S-3 within 90 days after the date hereof (the
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"SHELF REGISTRATION STATEMENT") relating to the offer and sale of the Transfer
Restricted Securities (as defined in Section 5 hereof) by the Holders thereof from time to time in accordance with the methods of distribution set forth in the Shelf Registration Statement and Rule 415 under the Securities Act of 1933, as amended (the "SECURITIES ACT") (hereinafter, the "SHELF REGISTRATION"); provided, however, that no Holder (other than Conexant) shall be entitled to have the Securities held by it covered by the Shelf Registration Statement unless the Holder agrees in writing to be bound by all the provisions of this Agreement applicable to the Holder.

         (b) The Company shall use its reasonable best efforts to keep the Shelf Registration Statement continuously effective in order to permit the prospectus included therein (the "PROSPECTUS") to be lawfully delivered by the Holders of the relevant Securities for a period beginning from the date of its effectiveness and ending on December 31,2005 (or for such longer period if extended pursuant to Section 2(h) below) or such shorter period that will terminate when all the Securities covered by the Shelf Registration Statement
(i) have been sold pursuant thereto or (ii) are no longer restricted securities (as defined in Rule 144(k) under the Securities Act, or any successor rule thereof) and if Conexant is a Holder, it is not then an affiliate of the Company (in any such case, such period being called the "SHELF REGISTRATION PERIOD"). The Company shall be deemed not to have used its reasonable best efforts to keep the Shelf Registration Statement effective during the requisite period if it voluntarily takes any action that would result in Holders of Securities covered thereby not being able to offer and sell the Securities during that period, unless such action is (i) required by applicable law or (ii) taken by the Company in good faith upon the occurrence of any event contemplated by Section 2(b)(v) below, and the Company thereafter complies with the requirements of
Section 2(h).

         (c) Notwithstanding any other provisions of this Agreement to the contrary, the Company shall cause the Shelf Registration Statement and the Prospectus and any amendment or supplement thereto, as of the effective date of the Shelf Registration Statement, amendment or supplement, (i) to comply in all material respects with the applicable requirements of the Securities Act and the rules and regulations of the Commission and (ii) not to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

         2. Registration Procedures. In connection with the Shelf Registration contemplated by Section 1 hereof, the following provisions shall apply:

         (a) The Company shall (i) furnish to Conexant, prior to the filing thereof with the Commission, a copy of the Shelf Registration Statement and each amendment thereof and each supplement, if any, to the Prospectus included therein and, in the event that Conexant is participating in the Shelf Registration Statement, shall use its reasonable best efforts to reflect in each such document, when so filed with the

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Commission, such comments as Conexant reasonably may propose; and (ii) include the names of the Holders who propose to sell Securities pursuant to the Shelf Registration Statement as selling securityholders.

         (b) The Company shall give written notice to the Holders of the Securities (which notice pursuant to clauses (ii)-(v) hereof shall be accompanied by an instruction to suspend the use of the Prospectus until the requisite changes have been made):

         (i) when the Shelf Registration Statement or any amendment thereto has been filed with the Commission and when the Shelf Registration Statement or any post-effective amendment thereto has become effective;

         (ii) of any request by the Commission for amendments or supplements to the Shelf Registration Statement or the Prospectus included therein or for additional information;

         (iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Shelf Registration Statement or the initiation of any proceedings for that purpose;

         (iv) of the receipt by the Company or its legal counsel of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose; and

         (v) of the happening of any event that requires the Company to make changes in the Shelf Registration Statement or the Prospectus in order that the Shelf Registration Statement or the Prospectus does not contain an untrue statement of a material fact nor omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in light of the circumstances under which they were made) not misleading, which written notice need not provide any detail as to the nature of such event.

         (c) The Company shall make every reasonable effort to obtain the withdrawal at the earliest possible time, of any order suspending the effectiveness of the Shelf Registration Statement.

         (d) The Company shall furnish to each Holder of the Securities included within the coverage of the Shelf Registration, without charge, at least one copy of the Shelf Registration Statement and any post-effective amendment thereto, including financial statements and schedules, and, if the Holder so requests in writing, all exhibits thereto (including those, if any, incorporated by reference).

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         (e)     The Company shall, during the Shelf Registration Period,
deliver to each Holder of Securities included within the coverage of the Shelf Registration, without charge, as many copies of the Prospectus (including each preliminary Prospectus) included in the Shelf Registration Statement and any amendment or supplement thereto as such person may reasonably request. The Company consents, subject to the provisions of this Agreement, to the use of the Prospectus or any amendment or supplement thereto by each of the selling Holders of the Securities in connection with the offering and sale of the Securities covered by the Prospectus, or any amendment or supplement thereto, included in the Shelf Registration Statement.

         (f) Prior to any public offering of the Securities pursuant to the Shelf Registration Statement, the Company shall register or qualify or cooperate with the Holders of the Securities included therein and their respective counsel in connection with the registration or qualification of the Securities for offer and sale under the securities or "blue sky" laws of such states of the United States as any Holder of the Securities reasonably requests in writing and do any and all other acts or things necessary or advisable to enable the offer and sale in such jurisdictions of the Securities covered by the Shelf Registration Statement; provided, however, that the Company shall not be required to (i) qualify generally to do business in any jurisdiction where it is not then so qualified or (ii) take any action which would subject it to general service of process or to taxation in any jurisdiction where it is not then so subject.

         (g) The Company shall cooperate with the Holders of the Securities to facilitate the timely preparation and delivery of certificates representing the Securities to be sold pursuant to any Shelf Registration Statement free of any restrictive legends and in such denominations and registered in such names as the Holders may request a reasonable period of time prior to sales of the Securities pursuant to the Shelf Registration Statement.

         (h)     Upon the occurrence of any event contemplated by paragraphs
(ii) through (v) of Section 2(b) above during the period for which the Company is required to maintain an effective Shelf Registration Statement, the Company shall as required hereby prepare and file a post-effective amendment to the Shelf Registration Statement or an amendment or supplement to the Prospectus and any other required document so that, as thereafter delivered to the Holders or purchasers of the Securities, the Prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the Company may delay filing and distributing any such supplement or amendment (and continue the suspension of the use of the Prospectus) if the Company determines in good faith that such supplement or amendment would, in the reasonable judgment of the Company, (i) interfere with or affect the negotiation or completion of a transaction that is being contemplated by the Company or (ii) involve initial or continuing disclosure obligations that are not in the best interests of the

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Company's stockholders at such time; provided, further, that neither such delay nor such suspension shall extend for a period of more than 45 consecutive days or an aggregate of 90 days in any twelve-month period. If the Company notifies the Holders in accordance with paragraphs (ii) through (v) of Section 2(b) above to suspend the use of the Prospectus until the requisite changes to the Prospectus have been made, then the Holders shall suspend use of the Prospectus, and the period of effectiveness of the Shelf Registration Statement provided for in Section 1(b) above shall be extended by the number of days from and including the date of the giving of such notice to and including the date when the Holders shall have received such amended or supplemented Prospectus pursuant to this Section 2(h).

         (i) Not later than the effective date of the Shelf Registration Statement, the Company will provide CUSIP numbers for the Senior Convertible Notes and the Common Stock registered under the Shelf Registration Statement, and provide the Trustee with printed certificates for the Senior Convertible Notes, in a form eligible for deposit with The Depository Trust Company.

         (j) The Company will comply with all rules and regulations of the Commission to the extent and so long as they are applicable to the Shelf Registration and will make generally available to its security holders (or otherwise provide in accordance with Section 11 (a) of the Securities Act) an earnings statement satisfying the provisions of Section 11(a) of the Securities Act, no later than 45 days after the end of a 12-month period (or 90 days, if such period is a fiscal year) beginning with the first month of the Company's first fiscal quarter commencing after the effective date of the Shelf Registration Statement, which statement shall cover such 12-month period.

         (k) The Company shall cause the Indenture to be qualified under the Trust Indenture Act of 1939, as amended (the "TRUST INDENTURE ACT"), in a timely manner and containing such changes, if any, as shall be necessary for such qualification. In the event that such qualification would require the appointment of a new trustee under the Indenture, the Company shall appoint a new trustee thereunder pursuant to the applicable provisions of the Indenture.

         (l) Each Holder agrees, by acquisition of the Securities, that no Holder shall be entitled to sell any such Securities pursuant to the Shelf Registration Statement or to receive a prospectus relating thereto, unless such Holder has furnished the Company with a Notice and Questionnaire as required pursuant to Section 2(m) hereof and the information set forth in the next sentence. Each Holder agrees promptly to furnish the Company all information required to be disclosed in order to make the information previously furnished to the Company by such Holder not misleading and any other information regarding such Holder and the distribution of such Securities as the Company may from time to time reasonably request.

         (m) Each Holder agrees that if such Holder wishes to sell such Holder's Securities pursuant to the Shelf Registration Statement and related Prospectus, it will do

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so in accordance with this Section 2(m). Each Holder wishing to sell Securities pursuant to a Shelf Registration Statement and related Prospectus agrees to deliver a properly completed and signed Notice and Questionnaire (the form of which is attached as Annex A to this Agreement) to the Company at least fifteen
(15) business days prior to any intended distribution of Securities under the Shelf Registration Statement. From and after the date the Shelf Registration Statement is declared effective, the Company shall, as promptly as is practicable after the date a Notice and Questionnaire is delivered, and in any event within fifteen (15) business days after such date, (i) if required by law, file with the Commission a post-effective amendment to the Shelf Registration Statement or prepare and, if required by applicable law, file a supplement to the related Prospectus or a supplement or amendment to any document incorporated therein by reference or file any other required document so that the Holder delivering such Notice and Questionnaire is named a selling securityholder in the Shelf Registration Statement and the related Prospectus in such a manner as to permit such Holder to deliver the Prospectus to purchasers of the Securities in accordance with applicable law and, if the Company shall file a post-effective amendment to the Shelf Registration Statement, use all reasonable efforts to cause such post-effective amendment to be declared effective under the Securities Act as promptly as practical, but in any event by the date that is thirty (30) business days after the date such post-effective amendment is required by this clause to be filed; (ii) provide the Holder copies of any documents filed pursuant to this Section; and (iii) notify the Holder as promptly as practicable after the effectiveness under the Securities Act of any post-effective amendment filed pursuant to this Section; provided, that if such Notice and Questionnaire is delivered during a period in which the use of the Prospectus is suspended pursuant to Section 2(c) hereof, the Company shall so inform the Holder delivering such Notice and Questionnaire and shall take the actions set forth in clauses (i), (ii) and (iii) above upon expiration of such suspension period. Notwithstanding anything contained herein to the contrary, the Company shall be under no obligation to name any Holder that has not supplied the requisite information required by this Section as a selling securityholder in the Shelf Registration Statement and related Prospectus and any amendment or supplement thereto; provided, however, that any Holder that has subsequently supplied the requisite information required by this Section pursuant to the provisions of this Section (whether or not the Holder has supplied the requisite information required by this Section at the time the Shelf Registration Statement was declared effective) shall be named as a selling securityholder in the Shelf Registration Statement or related Prospectus in accordance with the requirements of this Section. Notwithstanding anything contained herein to the contrary, the Company shall not be required to file more than one post-effective amendment or supplement for the purpose of naming selling securityholders in any seven-day period.

         (n) The Company shall enter into such customary agreements (including, if requested, an underwriting agreement in customary form) and take all such other actions, if any, as any Holder shall reasonably request in order to facilitate the disposition of the Securities pursuant to the Shelf Registration; provided, however, that the Company shall not be required to facilitate an underwritten offering pursuant to a

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Shelf Registration Statement by any Holders unless the offering relates to at least $10,000,000 principal amount of the Securities or an equivalent amount of Common Stock.

         (o) The Company shall (i) make reasonably available for inspection by the Holders, any underwriter participating in any disposition pursuant to the Shelf Registration Statement and any attorney, accountant or other agent retained by the Holders or any such underwriter, all relevant financial and other records, pertinent corporate documents and properties of the Company and
(ii) cause the Company's officers, directors, employees, accountants and auditors to supply all relevant information reasonably requested by the Holders or any such underwriter, attorney, accountant or agent in connection with the Shelf Registration Statement, in each case, as shall be reasonably necessary to enable such persons to conduct a reasonable investigation within the meaning of
Section 11 of the Securities Act; provided, however, that the foregoing inspection and information gathering shall be coordinated on behalf of the Holders by Conexant (or by another representative designated by and on behalf of the Holders if Conexant is not participating in the disposition) and on behalf of the other parties, by one counsel designated by and on behalf of such other parties as described in Section 3 hereof.

         (p) In the event of an underwritten offering, the Company shall use its reasonable best efforts to cause (i) its counsel to deliver an opinion and updates thereof relating to the Securities in customary form addressed to the Holders and the managing underwriters, if any, thereof, and dated, in the case of the initial opinion, the effective date of the Shelf Registration Statement (it being agreed that the matters to be covered by such opinion shall include, subject to customary assumptions and other qualifications, the due incorporation and good standing of the Company and its subsidiaries; the qualification of the Company and its subsidiaries to transact business as foreign corporations; the due authorization, execution and delivery of the relevant agreement of the type referred to in Section 2(n) hereof; the due authorization, execution, authentication and issuance, and the validity and enforceability, of the Securities; the absence of material legal or governmental proceedings involving the Company and its subsidiaries; the absence of governmental approvals required to be obtained in connection with the Shelf Registration Statement, the offering and sale of the Securities, or any agreement of the type referred to in Section 2(n) hereof; the compliance as to form of the Shelf Registration Statement and any documents incorporated by reference therein and of the Indenture with the requirements of the Securities Act and the Trust Indenture Act, respectively; and, as of the date of the opinion and as of the effective date of the Shelf Registration Statement or most recent post-effective amendment thereto, as the case may be, the absence from the Shelf Registration Statement and the Prospectus included therein, as then amended or supplemented, and from any documents incorporated by reference therein of an untrue statement of a material fact or the omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading (in the case of any such documents, in the light of the circumstances

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existing at the time that such documents were filed with the Commission under the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT")); (ii) its officers to execute and deliver all customary documents and certificates and updates thereof requested by any underwriters of the Securities; and (iii) its independent public accountants and the independent public accountants with respect to any other entity for which financial information is provided in the Shelf Registration Statement to provide to the selling Holders of the applicable Securities and any underwriter therefor a comfort letter in customary form and covering matters of the type customarily covered in comfort letters in connection with primary underwritten offerings, subject to receipt of appropriate documentation as contemplated, and only if permitted, by Statement of Auditing Standards No. 72.

         (q) The Company shall use its reasonable best efforts to take all other steps necessary to effect the registration of the Securities covered by a Shelf Registration Statement contemplated hereby.

         3. Registration Expenses. (a) The Company shall bear all fees and expenses in connection with the performance of its obligations hereunder, whether a Shelf Registration Statement is filed or becomes effective and shall bear or reimburse the Holders of Securities covered by the Shelf Registration Statement for reasonable fees and disbursements of not more than one counsel, designated by Conexant (for so long as Conexant is a Holder) or, if Conexant is no longer a Holder, by the Holders of a majority in principal amount of the Securities covered by the Shelf Registration Statement (provided that Holders of Common Stock issued upon the conversion of the Interim Convertible Notes and the Senior Convertible Notes shall be deemed to be Holders of the aggregate principal amount of the Interim Convertible Notes and the Senior Convertible Notes from which such Common Stock was converted), in each case, to act as counsel for the Holders in connection therewith.

         (b) In connection with any underwritten Shelf Registration Statement, the participating Holders shall be responsible for the payment of any and all underwriters and brokers and dealers discounts and selling commissions and such discounts and commissions shall be borne by the participating Holders in proportion to the number of Securities sold by such Holders.

         4. Indemnification. (a) The Company agrees to indemnify and hold harmless each Holder and each person, if any, who controls the Holder within the meaning of the Securities Act or the Exchange Act (each Holder, and such controlling persons are referred to collectively as the "INDEMNIFIED PARTIES") from and against any losses, claims, damages or liabilities, joint or several, or any actions in respect thereof (including, but not limited to, any losses, claims, damages, liabilities or actions relating to purchases and sales of the Securities) to which each Indemnified Party may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon any untrue statement

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or alleged untrue statement of a material fact contained in the Shelf
Registration Statement or Prospectus including any document incorporated by reference therein, or in any amendment or supplement thereto or in any preliminary Prospectus relating to the Shelf Registration, or arise out of, or are based upon, the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse, as incurred, the Indemnified Parties for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action in respect thereof; provided, however, that (i) the Company shall not be liable in any such case to the extent that such loss, claim, damage or liability arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in the Shelf Registration Statement or Prospectus or in any amendment or supplement thereto or in any preliminary Prospectus relating to the Shelf Registration in reliance upon and in conformity with written information pertaining to the Holder and furnished to the Company by or on behalf of the Holder specifically for inclusion therein and (ii) with respect to any untrue statement or omission or alleged untrue statement or omission made in any preliminary Prospectus relating to the Shelf Registration Statement, the indemnity agreement contained in this subsection (a) shall not inure to the benefit of any Holder from whom the person asserting any such losses, claims, damages or liabilities purchased the Securities concerned, to the extent that a Prospectus relating to the Securities was required to be delivered by the Holder under the Securities Act in connection with such purchase and any such loss, claim, damage or liability of the Holder results from the fact that there was not sent or given to such person, at or prior to the written confirmation of the sale of the Securities to such person, a copy of the final Prospectus if the Company had previously furnished copies thereof to the Holder; provided further, however, that this indemnity agreement will be in addition to any liability which the Company may otherwise have to the Indemnified Party. The Company shall also indemnify underwriters, their officers and directors and each person who controls such underwriters within the meaning of the Securities Act or the Exchange Act to the same extent as provided above with respect to the indemnification of the Holders of the Securities if requested by the Holders.

         (b) Each Holder, severally and not jointly, will indemnify and hold harmless the Company, its officers and directors and each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act from and against any losses, claims, damages or liabilities or any actions in respect thereof, to which the Company or any such controlling person may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Shelf Registration Statement or Prospectus or in any amendment or supplement thereto or in any preliminary Prospectus relating to the Shelf Registration, or arise out of or are based upon the omission or alleged omission to state therein a material fact necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or omission or alleged untrue

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statement or omission was made in reliance upon and in conformity with written information pertaining to the Holder and furnished to the Company by or on behalf of the Holder specifically for inclusion therein; and, subject to the limitation set forth immediately preceding this clause, shall reimburse, as incurred, the Company for any legal or other expenses reasonably incurred by the Company or any such controlling person in connection with investigating or defending any loss, claim, damage, liability or action in respect thereof. This indemnity agreement will be in addition to any liability which the Holder may otherwise have to the Company or any of its controlling persons.

         (c)     Promptly after receipt by an indemnified party under this
Section 4 of notice of the commencement of any action or proceeding (including a governmental investigation), such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 4, notify the indemnifying party of the commencement thereof; but the failure to notify the indemnifying party shall not relieve it from any liability that it may have under subsection (a) or (b) above except to the extent that it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure; and provided further that the failure to notify the indemnifying party shall not relieve it from any liability that it may have to an indemnified party otherwise than under subsection (a) or (b) above. In case any such action is brought against any indemnified party, and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof the indemnifying party will not be liable to such indemnified party under this
Section 4 for any legal or other expenses, other than reasonable costs of investigation, subsequently incurred by such indemnified party in connection with the defense thereof. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement (i) includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action, and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party. No indemnified party shall effect any settlement of any pending or threatened action without the prior written consent of the indemnifying party, which such consent shall not be unreasonably withheld or delayed.

         (d) If the indemnification provided for in this Section 4 is unavailable or insufficient to hold harmless an indemnified party under subsections (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to in subsection (a) or (b) above in such proportion as is

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appropriate to reflect the relative benefits received by the indemnifying party or parties on the one hand and the indemnified party on the other from the sale of the Securities, pursuant to the Shelf Registration, or (ii) if the allocation provided by the foregoing clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the indemnifying party or parties on the one hand and the indemnified party on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities (or actions in respect thereof) as well as any other relevant equitable considerations. The relative fault of the parties shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Holder or such other indemnified party, as the case may be, on the other, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (d). Notwithstanding any other provision of this
Section 4(d), the Holders shall not be required to contribute any amount in excess of the amount by which the net proceeds received by the Holders from the sale of the Securities pursuant to the Shelf Registration Statement exceeds the amount of damages which the Holders have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 1l(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this paragraph (d), each person, if any, who controls such indemnified party within the meaning of the Securities Act or the Exchange Act shall have the same rights to contribution as such indemnified party and each person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act shall have the same rights to contribution as the Company.

         (e) The agreements contained in this Section 4 shall survive the sale of the Securities pursuant to the Shelf Registration Statement and shall remain in full force and effect, regardless of any termination or cancellation of this Agreement or any investigation made by or on behalf of any indemnified party.

         5. Additional Interest Under Certain Circumstances. (a) Additional interest (the "ADDITIONAL INTEREST") with respect to the Interim Convertible Notes and Senior Convertible Notes shall be assessed as follows if any of the following events occur (each such event in clauses (i) through (iv) below being herein called a "REGISTRATION DEFAULT"):

         (i) the Shelf Registration Statement has not been filed with the Commission by the 45th day after the first date of original issuance of the Interim Convertible Notes;

         (ii) the Shelf Registration Statement has not been declared effective by the Commission by the 90th day after the first date of original issuance of the Interim Convertible Notes;

         (iii) the Company fails with respect to a Holder that supplies the Notice and Questionnaire described in Section 2(m) to amend or supplement the Shelf Registration Statement in the manner set forth in Section 2(m); provided that such assessment shall be paid only to such Holder and directly to such Holder; or

         (iv) the Shelf Registration Statement is declared effective, and such Shelf Registration Statement ceases to be effective or fails to be usable in connection with resales of Senior Convertible Notes and the Common Stock issuable upon the conversion of the Interim Convertible Notes and the Senior Convertible Notes in accordance with and during the periods specified in this Agreement and (A) the Company does not cure the Shelf Registration Statement within fifteen business days by a post-effective amendment or a report filed pursuant to the Exchange Act or (B) if applicable, the Company does not terminate the suspension period described above by the 45th or 90th day, as the case may be.

Each of the foregoing will constitute a Registration Default whatever the reason for any such event and whether it is voluntary or involuntary or is beyond the control of the Company or pursuant to operation of law or as a result of any action or inaction by the Commission.

         Additional Interest shall accrue on the Interim Convertible Notes and Senior Convertible Notes over and above the interest set forth in the title of the Interim Convertible Notes and Senior Convertible Notes from and including the date on which any such Registration Default shall occur to but excluding the date on which all the Registration Defaults have been cured, at a rate of 0.50% per annum (the "ADDITIONAL INTEREST RATE") (or an equivalent amount for any Common Stock issued upon conversion of the Interim Convertible Notes and the Senior Convertible Notes). In the case of a registration default described in clause (iii) the Company's obligation to pay additional interest extends only to the affected Securities. The Company shall have no other liabilities for monetary damages with respect to its registration obligations. With respect to each Holder, the Company's obligations to pay additional interest remain in effect only so long as the Senior Convertible Notes and the Common Stock issuable upon the conversion of the Interim Convertible Notes and the Senior Convertible Notes held by the Holder are Securities within the meaning of this Agreement.

         (b) A Registration Default referred to in Section 5(a)(iv) hereof shall be deemed not to have occurred and be continuing in relation to the Shelf Registration Statement or the related Prospectus if (i) the Registration Default has occurred solely as a result of (x) the filing of a post-effective amendment to the Shelf Registration Statement to incorporate annual audited financial information with respect to the Company where such post-effective amendment is not yet effective and needs to be declared effective to permit Holders to use the related Prospectus or (y) other material events with respect to the Company that would need to be described in the Shelf Registration Statement or the related Prospectus and (ii) in the case of clause (y), the Company is proceeding promptly and in good faith to amend or supplement the Shelf Registration Statement and related Prospectus to describe such events as required by paragraph 2(h) hereof; provided, however, that in any case if the Registration Default occurs for a continuous period in excess of 30 days, Additional Interest shall be payable in accordance with the above paragraph from the day the Registration Default occurs until the Registration Default is cured.

         (c) Any amounts of Additional Interest due pursuant to Section 5(a) will be payable in cash on the regular interest payment dates with respect to the Interim Convertible Notes and the Senior Convertible Notes. The amount of Additional Interest will be determined by multiplying the applicable Additional Interest Rate by the principal amount of the Interim Convertible Notes and Senior Convertible Notes further multiplied by a fraction, the numerator of which is the number of days the Additional Interest Rate was applicable during such period (determined on the basis of a 360-day year comprised of twelve 30-day months), and the denominator of which is 360. For purposes of this
Section 5, the holders of Common Stock issued upon conversion of the Interim Convertible Notes and Senior Convertible Notes shall be deemed to be holders of the aggregate principal amount of the Interim Convertible Notes and Senior Convertible Notes from which the Common Stock was converted and, if applicable, any amounts of Additional Interest due pursuant to Section 5(a) shall be paid to such holders in accordance with the terms hereof as if such holders continued to hold Interim Convertible Notes and Senior Convertible Notes.

         (d) "TRANSFER RESTRICTED SECURITIES" means each Security until (i) the date on which the Security has been effectively registered under the Securities Act and disposed of in accordance with the Shelf Registration Statement or (ii) the date on which the Security is distributed to the public pursuant to Rule 144 under the Securities Act or is saleable pursuant to Rule 144(k) under the Securities Act.

         6. Rule 144. The Company shall use its reasonable best efforts to file the reports required to be filed by it under the Securities Act and the Exchange Act in a timely manner and, if at any time the Company is not required to file such reports, it will, upon the request of any Holder, make publicly available other information so long as necessary to permit sales of their securities pursuant to Rule 144. The Company covenants that it will take such further action as any Holder may reasonably request, all to the extent required from time to time to enable the Holder to sell Transfer Restricted Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144. The Company will provide a copy of this Agreement to prospective purchasers of Securities identified to the Company by Conexant upon request. Upon the request of any Holder, the Company shall deliver to the Holder a written statement as to whether it has complied with such requirements. Notwithstanding the foregoing, nothing in this Section 6 shall be deemed to require the Company to register any of its securities pursuant to the Exchange Act.

         7. Underwritten Registrations. If any of the Transfer Restricted Securities covered by the Shelf Registration are to be sold in an underwritten offering, the investment banker or investment bankers and manager or managers that will administer the offering ("MANAGING UNDERWRITERS") will be selected by the Holders of a majority in aggregate principal amount of the Transfer Restricted Securities to be included in such offering (provided that holders of Common Stock issued upon conversion of the Interim Convertible Notes and Senior Convertible Notes shall not be deemed holders of Common Stock, but shall be deemed to be holders of the aggregate principal amount of Interim Convertible Notes and Senior Convertible Notes from which the Common Stock was converted) and such selection shall be subject to the Company's consent, which shall not be unreasonably withheld or delayed.

         No person may participate in any underwritten registration hereunder unless such person (i) agrees to sell such person's Transfer Restricted Securities on the basis reasonably provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

         8.      Miscellaneous.

         (a) Remedies. The Company acknowledges and agrees that any failure by the Company to comply with its obligations hereunder may result in material irreparable injury to the Holders for which there is no adequate remedy at law, that it will not be possible to measure damages for such injuries precisely and that, in the event of any such failure, any Holder may obtain such relief as may be required to specifically enforce the Company's obligations hereunder.

         (b) No Inconsistent Agreements. The Company will not on or after the date of this Agreement enter into any agreement with respect to its securities that is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof. The rights granted to the Holders hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Company's securities under any agreement in effect on the date hereof.

         (c) Amendments and Waivers. The provisions of this Agreement may not be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, except in writing by the Company and by the holders of a majority in principal amount of the Securities affected by such amendment, modification, supplement, waiver or consents (provided that holders of Common Stock issued upon conversion of Interim Convertible Notes and Senior Convertible Notes shall not be deemed holders of Common Stock, but shall be deemed to be holders of the aggregate principal amount of Interim Convertible Notes and Senior Convertible Notes from which the Common Stock was converted). Without the written consent of each Holder of the Securities, however, no modification may change the provisions relating to the payment of Additional Interest.

         (d) Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand delivery, first-class mail, facsimile transmission, or air courier which guarantees overnight delivery:

         (1)     if to Conexant:

                 Conexant Systems, Inc.
                 4311 Jamboree Road
                 Newport Beach, CA 92660-3095
                 Fax No.: (949) 483-6388
                 Attention: Dennis E. O'Reilly
                            Senior Vice President, General
                            Counsel and Secretary

     with a copy to:

                 Chadbourne & Parke LLP
                 30 Rockefeller Plaza
                 New York, NY 10112
                 Fax No.: (212) 541-5369
                 Attention: Peter R. Kolyer, Esq.

         (2) if to any other Holder of the Securities, at the most current address given by the Holder to the Company;

         (3)     if to the Company:

                 Skyworks Solutions, Inc.
                 20 Sylvan Road
                 Woburn, MA 01801
                 Fax No.: [      ]
                 Attention: Chief Financial Officer
    with a copy to:

                 Testa, Hurwitz & Thibeault, LLP
                 125 High Street
                 Boston, MA 02110
                 Attention: Gordon H. Hayes, Esq.

         All such notices and communications shall be deemed to have been duly given at the time delivered by hand, if personally delivered; three business days after being deposited in the mail, postage prepaid, if mailed; when receipt is acknowledged by recipient's facsimile machine operator, if sent by facsimile transmission; and on the day delivered, if sent by overnight air courier guaranteeing next day delivery.

         (e) Third Party Beneficiaries. The other Holders shall be third party beneficiaries to the agreements made hereunder between the Company, on the one hand, and Conexant, on the other hand, and shall have the right to enforce such agreements directly to the extent they may deem such enforcement necessary or advisable to protect their rights or the rights of Holders hereunder.

         (f) Successors and Assigns. This Agreement shall be binding upon the Company and its successors and assigns.

         (g) Counterparts. This Agreement may be executed in any number of counterparts and by the parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

         (h) Headings. The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

         (i) Governing Law. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

         By the execution and delivery of this Agreement, the Company submits to the nonexclusive jurisdiction of any federal or state court in the City of New York, State of New York.

         (j) Severability. If any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

         (k) Securities Held by the Company. Whenever the consent or approval of Holders of a specified percentage of principal amount of Securities is required hereunder, Securities held by the Company or its affiliates (other than (i) Conexant or (ii) subsequent Holders of Securities if such subsequent Holders are deemed to be affiliates solely by reason of their holdings of the Securities) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

         If the foregoing is in accordance with your understanding of our agreement, please sign and return to the Company a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement between Conexant and the Company in accordance with its terms.

                                Very truly yours,

                                SKYWORKS SOLUTIONS, INC.

                                By:/s/ David J. Aldrich
                                   --------------------
                                   Name:  David J. Aldrich
                                   Title: President and Chief Executive Officer

The foregoing Registration Rights Agreement is hereby confirmed and accepted as of the date first above written.

CONEXANT SYSTEMS, INC.

By: /s/ Balakrishnan S. Iyer
    --------------------------------
    Name:  Balakrishnan S. Iyer
    Title: Senior Vice President and
             Chief Financial Officer

                            SKYWORKS SOLUTIONS, INC.

            FORM OF SELLING SECURITYHOLDER NOTICE AND QUESTIONNAIRE

         The undersigned is the beneficial holder of 15% Convertible Senior Subordinated Notes due June 30,2005 (the "Notes") of Skyworks Solutions, Inc., a Delaware corporation (the "Company") or Common Stock, par value $0.25 (the "Common Stock"), of the Company issued upon conversion of the Notes or the 15% Convertible Note due June 30,2005 (the "Interim Convertible Note"). The Common Stock and the Notes are referred to, collectively, as the "Registrable Securities". The undersigned understands that the Company has filed or intends to file with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (the "Shelf Registration Statement") for the registration and resale under Rule 415 of the Securities Act of 1933, as amended (the "Securities Act"), of the Registrable Securities in accordance with the terms of the Registration Rights Agreement dated as of November 12,2002 (the "Registration Rights Agreement") between the Company and Conexant Systems, Inc., a Delaware corporation. A copy of the Registration Rights Agreement is available from the Company upon request at the address set forth below. All capitalized terms not otherwise defined herein have the meaning ascribed thereto in the Registration Rights Agreement.

         Each beneficial owner of Registrable Securities is entitled to the benefits of the Registration Rights Agreement. In order to sell or otherwise dispose of any Registrable Securities pursuant to the Shelf Registration Statement, a beneficial owner of Registrable Securities generally will be required to be named as a selling securityholder in the related prospectus, deliver a prospectus to purchasers of Registrable Securities and be bound by those provisions of the Registration Rights Agreement applicable to such beneficial owner (including certain indemnification provisions, as described below). Beneficial owners are encouraged to complete and deliver this Notice and Questionnaire prior to the effectiveness of the Shelf Registration Statement so that such beneficial owners may be named as selling securityholders in the related prospectus at the time of effectiveness. Any beneficial owner of Notes wishing to include its Registrable Securities must deliver to the Company a properly completed and signed Selling Securityholder Notice and Questionnaire.

         Certain legal consequences arise from being named as a selling securityholder in the Shelf Registration Statement and the related prospectus. Accordingly, holders and beneficial owners of Registrable Securities are advised to consult their own securities law counsel regarding the consequences of being named or not being named as a selling securityholder in the Shelf Registration Statement and the related prospectus.

                                     NOTICE

         The undersigned beneficial owner (the "Selling Securityholder") of Registrable Securities hereby gives notice to the Company of its intention to sell or otherwise dispose of Registrable Securities beneficially owned by it and listed below in Item 3 (unless otherwise specified under Item 3) pursuant to the Shelf Registration Statement. The undersigned, by signing and returning this Notice and Questionnaire, understands that it will be bound by the terms and conditions of this Notice and Questionnaire and the Registration Rights Agreement.

         The undersigned hereby provides the following information to the Company and represents and warrants that such information is accurate and complete:

                                 QUESTIONNAIRE

1.  (a)  Full Legal Name of Selling Securityholder:

         _______________________________________________________________________

    (b) Full Legal Name of Registered Holder (if not the same as (a) above) through which Registrable Securities listed in (3) below are held:

         _______________________________________________________________________

    (c) Full Legal Name of DTC Participant (if applicable and if not the same as (b) above) through which Registrable Securities listed in (3) below are held:

         _______________________________________________________________________

2.  Address for Notices to Selling Securityholder:

    ____________________________________________________________________________

    ____________________________________________________________________________

    ____________________________________________________________________________

    Telephone: _________________________________________________________________

    Fax: _______________________________________________________________________

    Contact Person: ____________________________________________________________

3.  Beneficial Ownership of Registrable Securities:

    (a)  Type and Principal Amount of Registrable Securities beneficially owned:

         _______________________________________________________________________

         _______________________________________________________________________

    (b)  CUSIP No(s). of Registrable Securities beneficially owned:

         _______________________________________________________________________

         _______________________________________________________________________

4.   Beneficial Ownership of the Company's securities owned by the Selling
     Securityholder:

     Except as set forth below in this Item (4), the undersigned is not the beneficial or registered owner of any "Other Securities," defined as securities of the Company other than the Registrable Securities listed above in Item (3).

    (a)  Type and Amount of Other Securities beneficially owned by the Selling
         Securityholder:

         _______________________________________________________________________

         _______________________________________________________________________

    (b)  CUSIP No(s). of such Other Securities beneficially owned:

         _______________________________________________________________________

         _______________________________________________________________________

5.  Relationship with the Company:

    Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equityholders (5% or more) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

    State any exceptions here:

    ____________________________________________________________________________

    ____________________________________________________________________________

    ____________________________________________________________________________

6.  Plan of Distribution:

    Except as set forth below, the undersigned (including its donees or pledgees) intends to distribute the Registrable Securities listed above in Item (3) pursuant to the Shelf Registration Statement only as follows (if at all): Such Registrable Securities may be sold from time to time directly by the undersigned or alternatively, through underwriters, broker-dealers or agents. If the Registrable Securities are sold through underwriters or broker-dealers, the Selling Securityholder will be responsible for underwriting discounts or commissions or agent's commissions. Such Registrable Securities may be sold in one or more transactions at fixed prices, at prevailing market prices at the time of sale, at varying prices determined at the time of sale, or at negotiated prices. Such sales may be effected in transactions (which may involve block transactions) (i) on any national securities exchange or quotation service on which the Registrable Securities may be listed or quoted at the time of sale, (ii) in the over-the-counter market, (iii) in transactions otherwise than on such exchanges or services or in the over-the-counter market, or (iv) through the writing of options. In connection with sales of the

    Registrable Securities or otherwise, the undersigned may enter into hedging transactions with broker-dealers, which may in turn engage in short sales of the Registrable Securities and deliver Registrable Securities to close out such short positions, or loan or pledge Registrable Securities to broker-dealers that in turn may sell such securities.

    State any exceptions here:

    ____________________________________________________________________________

    ____________________________________________________________________________

    ____________________________________________________________________________

         The undersigned acknowledges that it understands its obligation to comply with the provisions of the Securities Exchange Act of 1934, as amended, and the rules thereunder relating to stock manipulation, particularly Regulation M thereunder (or any successor rules or regulations), in connection with any offering of Registrable Securities pursuant to the Shelf Registration Statement. The undersigned agrees that neither it nor any person acting on its behalf will engage in any transaction in violation of such provisions.

         The Selling Securityholder hereby acknowledges its obligations under the Registration Rights Agreement to indemnify and hold harmless certain persons as set forth therein.

         Pursuant to the Registration Rights Agreement, the Company has agreed under certain circumstances to indemnify the Selling Securityholder against certain liabilities.

         In accordance with the undersigned's obligation under the Registration Rights Agreement to provide such information as may be required by law for inclusion in the Shelf Registration Statement, the undersigned agrees to promptly notify the Company of any inaccuracies or changes in the information provided herein that may occur subsequent to the date hereof at any time while the Shelf Registration Statement remains effective. All notices hereunder and pursuant to the Registration Rights Agreement shall be made in writing at the address set forth below.

         By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to items (1) through (6) above and the inclusion of such information in the Shelf Registration Statement and the related prospectus. The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Shelf Registration Statement and the related prospectus.

         IN WITNESS WHEREOF, the undersigned, by authority duly given, has caused this Notice and Questionnaire to be executed and delivered either in person or by its duly authorized agent.

Dated:

                                                Beneficial Owner

                                                By:_____________________________
                                                   Name:
                                                   Title:

         PLEASE RETURN THE COMPLETED AND EXECUTED NOTICE AND QUESTIONNAIRE TO:

                            Skyworks Solutions, Inc.
                                 20 Sylvan Road
                          Woburn, Massachusetts 01801
              Attention: Paul E. Vincent, Chief Financial Officer

                                with a copy to:

                        Testa, Hurwitz & Thibeault, LLP
                                125 High Street
                         Boston, Massachusetts 02110
                        Attention: Gordon H. Hayes, Esq.